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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   November 18, 1999
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                             IOS BRANDS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                  000-21277              13-3711271
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 (State or Other Jurisdiction       (Commission           (IRS Employer
       of Incorporation)            File Number)         Identification No.)



3113 Woodcreek Drive, Downers Grove, Illinois              60515-5420
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   (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:   (630) 719-7800
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                                 FTD Corporation
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Effective November 18, 1999, FTD Corporation officially changed its corporate name from FTD Corporation to IOS BRANDS CORPORATION.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 23, 1999

                                       FTD Corporation



                                       By: /s/ Francis C. Piccirillo, Treasurer
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                                           Francis C. Piccirillo, Treasurer